UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)   DECEMBER  19,  2006
                                                         -----------------------

                                 ISLANDS BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                 SOUTH CAROLINA
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                 (State or Other Jurisdiction of Incorporation)

                000-29267                             57-1082388
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          (Commission File Number)         (IRS Employer Identification No.)

      2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA     29902
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      (Address of Principal Executive Offices)         (Zip Code)

                                 (843) 521-1968
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On December 19, 2006, Islands Bancorp ( "Islands") and its subsidiary bank, Islands Community Bank, N.A., executed Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger, dated August 15, 2006 (the "Agreement"), with Ameris Bancorp ("Ameris") and its subsidiary bank, Ameris Bank (f/k/a American Banking Company). The Amendment extends the deadline for Islands shareholders to submit their elections to receive cash, Ameris common stock, or a combination thereof as consideration under the Agreement. The Amendment also clarifies that only certain benefit plans of Islands will be terminated in connection with the merger of Islands with Ameris.

     The Agreement is incorporated herein by reference to Islands' report on Form 8-K filed with the Commission on August 21, 2006. A copy of the Amendment is attached as Exhibit 2.2.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     Exhibit 2.1   -     Agreement and Plan of Merger among Islands and Islands
                         Community Bank, N.A., on the one hand, and Ameris and Ameris Bank (f/k/a American Banking Company), on the other hand, dated August 15, 2006 (incorporated by reference to Exhibit 2.1 to Islands' report on Form 8-K
                         (File No. 000-29267), filed with the Commission on August 21, 2006).

     Exhibit 2.2   -     Amendment No. 1 to the Agreement and Plan of Merger
                         among Islands and Islands Community Bank, N.A., on the one hand, and Ameris and Ameris Bank (f/k/a American
                         Banking Company), on the other hand, dated December 19, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ISLANDS BANCORP


                                      By: /s/  John R. Perrill
                                         -------------------------------------

                                      Name: John R. Perrill
                                           -----------------------------------

                                      Title: Acting Chief Executive Officer
                                            ----------------------------------


Dated:  December 19, 2006

                                  EXHIBIT INDEX


     Exhibit 2.1   -     Agreement and Plan of Merger among Islands and Islands
                         Community Bank, N.A., on the one hand, and Ameris and Ameris Bank (f/k/a American Banking Company), on the other hand, dated August 15, 2006 (incorporated by reference to Exhibit 2.1 to Islands' report on Form 8-K
                         (File No. 000-29267), filed with the Commission on August 21, 2006).

     Exhibit 2.2   -     Amendment No. 1 to the Agreement and Plan of Merger
                         among Islands and Islands Community Bank, N.A., on the one hand, and Ameris and Ameris Bank (f/k/a American
                         Banking Company), on the other hand, dated December 19, 2006.